UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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The China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

May 3, 2017

Dear Stockholders:

A Special Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 9:00 AM, Eastern Time, on Tuesday, June 20, 2017, at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement (the “Proposed Agreements”) between the Fund and Open Door Investment Management Ltd.

The Board of Directors recommends that you approve the Proposed Agreements.

Respectfully,

Brian F. Link
Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

June 20, 2017

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, on Tuesday, June 20, 2017, at 9:00 AM, Eastern Time, for the following purposes:

1.	To approve the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement (the “Proposed Agreements”) between the Fund and Open Door Investment Management Ltd.; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 2, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON JUNE 20, 2017: This Notice and the Proxy Statement are available on the Internet at https://www.proxyonline.com/docs/TheChinaFund2017.pdf.

By order of the Board of Directors,

Brian F. Link
Secretary

May 3, 2017

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at a Special Meeting of Stockholders (the “Meeting”), to be held at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, on Tuesday, June 20, 2017, at 9:00 AM, Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about May 3, 2017. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the approval of the Proposed Agreements as described in Proposal 1 of this Proxy Statement.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have the effect of a vote against Proposal 1. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, holders of a majority of the stock present in person or by proxy have the power to adjourn the meeting. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date. The Fund may postpone or cancel a meeting of stockholders by making a public announcement of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed is required to be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund’s By-Laws.

The Board of Directors has fixed the close of business on May 2, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 15,722,675 shares of common stock.

Management of the Fund knows of no item of business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2016 to any stockholder requesting such report. Requests for the annual report should be made The China Fund, Inc., c/o Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, by accessing the Fund’s website at www.chinafundinc.com or by calling (866) 209-2870.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (800) 290-6433 or by accessing https://www.proxyonline.com/docs/TheChinaFund2017.pdf. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

PROPOSAL 1

APPROVAL OF PROPOSED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND PROPOSED DIRECT INVESTMENT MANAGEMENT AGREEMENT

On April 6, 2012, stockholders approved the Investment Advisory and Management Agreement, dated as of April 7, 2012, between the Fund and RCM Asia Pacific Limited (“RCM AP”) and the Direct Investment Management Agreement, dated as of April 7, 2012, between the Fund and RCM AP (the “Agreements”). RCM AP and Allianz Global Investors U.S. LLC (“Allianz”) are affiliates. As part of a global initiative by the Allianz organization to operate as “one company” with distinctive investment capabilities and a global brand, and at the request of Allianz, the Board approved Allianz assuming the role of investment adviser to the Fund from RCM AP and the Agreements were restated to reflect Allianz as the legal entity serving as the Fund’s investment adviser. These new arrangements are reflected in the Amended and Restated Investment Advisory and Management Agreement and the Amended and Restated Direct Investment Management Agreement, each dated, April 1, 2014, between the Fund and Allianz (“Current Agreements”).

On March 28, 2017, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to stockholders the approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement between the Fund and Open Door Investment Management Ltd. (“Open Door”) (the “Proposed Agreements”). A discussion of the reasons the Board of Directors recommended a change in investment adviser can be found below under “Approval Process and the Factors Considered by the Board of Directors in Approving the Proposed Agreements.” If approved by the stockholders of the Fund, the Proposed Agreements will replace the Current Agreements. This Special Meeting is being held to permit stockholders to consider approval of the Proposed Agreements. While it is the Board’s intention not to have Open Door make direct investments at the present time, the Board determined that it is the best interest of the Fund to maintain the flexibility to invest in such investments when appropriate.

The Proposed Agreements require that Open Door undertake to provide substantially the same investment advisory and management services as provided under the Current Agreements. Open Door’s duties under the Proposed Agreements include making investment decisions, supervising the acquisition and disposition of investments and supervising the selection of brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Board.

Under the Proposed Agreements, Open Door may engage employees of an affiliated non-SEC registered entity through a participating affiliate arrangement to assist Open Door in providing services to the Fund. While this entity is registered with a foreign financial regulatory authority, Open Door supervises the services provided by those employees and such engagement will not relieve Open Door of its obligations under the Proposed Agreements.

Under the Proposed Agreements, Open Door will bear all expenses arising out of its duties under the Proposed Agreements but will not be responsible for any expenses of the Fund other than those specifically allocated to Open Door in the Proposed Agreements. In particular, the Fund bears expenses for legal fees and expenses of counsel to the Fund; fees for directors and officers other than those employed by Open Door; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration (except as may be expressly provided otherwise); expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings. Under the Proposed Agreements, as is the case under the Current Agreements, Open Door will pay the salaries and expenses of such of the Fund’s officers and directors who are directors, officers or employees of Open Door, provided, however, that the Fund, and not Open Door, will bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of Open Door to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

Under the Proposed Agreements, neither Open Door nor its affiliates, directors, employees, or agents will be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in the course of, connected with or arising out of any services to be rendered thereunder, except by reason of Open Door’s willful misfeasance, bad faith or negligence in the performance of its duties or by reason of Open Door’s reckless disregard of its obligations and duties under the applicable agreement.

The Proposed Agreements may be terminated at any time, without payment of penalty, by Open Door, or by the Fund acting pursuant to a vote of the Board of Directors or by a vote of a majority of the Fund’s outstanding securities (as defined in the 1940 Act) upon sixty days’ written notice, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by Open Door.

If approved by stockholders, each Proposed Agreement would remain in effect for an initial period of two years from the date it becomes effective. Thereafter, each Proposed Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

Stockholders do not have dissenter’s rights of appraisal in connection with the matter to be voted on by stockholders.

Fee Provisions

Under the terms of the proposed Investment Advisory and Management Agreement, Open Door would be entitled to receive fees for its services, computed weekly and payable monthly in US dollars, at the annual rate of 0.70% of the value of the Fund’s average weekly net assets of the first $315 million and at an annual rate of 0.50% of the value of the Fund’s average weekly net assets in excess thereof. Under the terms of the proposed Direct Investment Management Agreement, Open Door is entitled to receive fees for its services, computed weekly and payable monthly in US dollars, at the annual rate of 1.50% of the average weekly value of the Fund’s assets invested in the direct investments. These fees are identical to the fees paid by the Fund under the Current Agreements.

The Fund’s total net assets as of May 2, 2017 were $306.9 million.

For the fiscal year ended October 31, 2016, the aggregate amount of advisory fees paid by the Fund was $1,922,143. Had the Proposed Agreements been in place for the fiscal year ended October 31, 2016, the advisory fees paid by the Fund would have been the same amount, $1,922,143.

Approval Process and the Factors Considered by the Board of Directors in Approving the Proposed Agreements

At a special Board meeting held on February 15, 2017, the Board determined it would be appropriate for the Board to consider an alternative investment manager of the Fund. Among the considerations that led to the Board’s determination to consider an alternate investment manager of the Fund was the investment performance of Allianz in managing the Fund. The Board noted that the Fund had generally underperformed its benchmark index for the one-month, one-year and three-year periods and from the date the current portfolio managers began managing the Fund through January 31, 2017. A number of potential investment adviser candidates were requested to provide the Board with information regarding the performance and composition of their Greater China investment mandates. Greater China means China and Taiwan and for purposes of this definition China means the People’s Republic of China, which includes Hong Kong. These candidates included those previously identified in the process leading to the selection of the Fund’s current investment adviser, as well as others that manage Greater China mandates and have the capability to manage a U.S. registered closed-end fund, such as the Fund. After discussion the Board requested that three of these potential investment adviser candidates provide additional information relative to providing investment advisory services to the Fund. Each of the candidates provided information, and each was requested to make a presentation to the Board on March 28, 2017.

Following those presentations, the Board, approved the selection of Open Door as the investment adviser for the Fund and agreed to submit the selection of Open Door for approval by the Fund’s stockholders at a special stockholders meeting.

In making this selection the Board noted that Open Door will provide the Fund with a Greater China investment strategy that focuses more on smaller capitalization and entrepreneurial companies, listed primarily in Shanghai, Shenzhen, Hong Kong and Taipei, than do most other investment funds investing in the Greater China markets. The Board noted that Open Door believes that this strategy will differentiate the Fund from other closed-end funds and ETFs, with index-anchored, large-capitalization approaches to investing in Greater China.

The Board also considered that Open Door feels that its investment strategy is well-fitted to the chief advantage of a closed-end structure – the ability to make long-term investments in less liquid securities, which constitute a significant portion of Open Door’s Greater China strategy. The Board noted that Open Door believes that its investment approach, which includes intensive on-the-ground research by its investment team of each company in the portfolio, should provide the opportunity to achieve significant long-term out performance compared to the large capitalization focused leading Greater China indices.

The Board also noted that the advisory fee agreed to by Open Door was the same as under the Current Agreements and compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the Greater China region. The Board noted that while the Fund has no current intention to make direct investments it is the preference of the Board to maintain separate agreements to preserve, among other considerations, different advisory fee compensation structures for direct investments and investments that are listed on a securities exchange, including identification of the assets of the Fund subject to each structure. The Board further noted that having separate agreements provides the Fund with greater flexibility should it desire to select a different investment adviser to manage the direct investments, as it has done in the past.

The Board also considered the terms and conditions of the Proposed Agreements. The Board noted that the Current Agreements and the Proposed Agreements are substantially similar, with two exceptions. The parties to the agreements are different and the Proposed Agreements include a standard of care provision to a negligence standard whereas the Current Agreements include a standard of care provision to a gross negligence standard.

The Board noted that the negligence standard in the Proposed Agreements is more favorable to stockholders as it requires only a showing that there was a failure to exercise reasonable care. A gross negligence standard requires a showing that there was a conscious and voluntary disregard of the need to use reasonable care.

The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Investment Adviser. The Board reviewed and considered the nature and extent of the investment management services to be provided by Open Door under the Proposed Agreements. The Board noted the following:

Open Door, with offices in Shanghai and San Francisco, is a US registered investment adviser. Upon Open Door’s engagement by the Fund, Ke Shifeng, one of the principals of Open Door, will become the Fund’s Portfolio Manager. He is Shanghai-based and has close to 20 years of experience investing in the Greater China markets.

Open Door has contracted with an affiliated entity, Heartland Capital Investment Consulting (Shanghai) Ltd. (“Heartland”), to provide research services. Heartland has a Shanghai-based research team which focuses on fundamental and technical analysis of companies in Greater China, locating and recommending prospective investment opportunities.

Complementing the China research team, Open Door draws upon the expertise of its US affiliate, Open Door Capital Advisors (US), LLC (“ODCA”) that provides back office support, such as trading, operations, compliance and client service, to Open Door. ODCA is a Delaware limited liability company, which has entered into an Intercompany Service Agreement with Open Door as of November 1, 2011. Its principal place of business is San Francisco, California.

Open Door has not managed a U.S. registered fund previously. However, the Board considered Open Door’s compliance program and compliance capabilities as well as the portfolio manager’s previous experience with managing a U.S. registered fund and concluded that Open Door has a compliance program that appeared to be reasonably designed to prevent violations of the Federal securities laws.

The Board determined that Open Door appeared to be capable of providing the Fund with investment management services of above average quality.

Performance, Fees and Expenses of the Fund. The Board noted that, at the time of Open Door’s selection by the Board, Open Door had not been providing services to the Fund; therefore, there were limitations on the Board’s ability to evaluate the performance of Open Door in managing the Fund. Based, however, on Open Door’s performance in managing other portfolios containing Chinese equity securities, the Board concluded that there was reason to believe that Open Door could achieve competitive performance over the long term in managing the Fund. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of Open Door.

Economies of Scale. The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Investment Advisory and Management Agreement declines as the Fund’s assets grow. The Board noted that the Investment Advisory and Management Agreement includes a breakpoint lowering the fee rate for net assets in excess of $315 million. The Board noted that it would also consider additional breakpoints if the Fund’s net assets substantially exceed $315 million. The Board further considered that, while the management fee rate under the Direct Investment Management Agreement does not decline as the Fund’s assets grow, fixed operating costs are spread over a larger asset base, resulting in a lower per share allocation of such costs.

Other Benefits of the Relationship. The Board considered whether there were other benefits that Open Door and its affiliates may derive from its relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser. The Board considered whether Open Door is financially sound and has the resources necessary to perform its obligations under the Proposed Agreements. The Board noted that, while Open Door’s financial resources are not substantial, it appears to have sufficient financial resources necessary to fulfill its obligations under the Proposed Agreements.

Compliance Considerations. The principals of Open Door, Chris Ruffle and Ke Shifeng, were associated with Martin Currie Investment Management, Ltd. (“Martin Currie”) when Martin Currie served as investment adviser of the Fund from 2001 to 2011, and Mr. Ruffle served as the Fund’s portfolio manager during that period. In 2014, Mr. Ruffle settled an enforcement proceeding brought by the Securities and Exchange Commission (the “SEC”) with regard to a direct investment transaction entered into by the Fund when Mr. Ruffle served as the Fund’s portfolio manager. In the proceeding, the SEC alleged that Mr. Ruffle aided and abetted a willful violation of Section 17(d) and Rule 17d-1 under the 1940 Act. Under the terms of the settlement, Mr. Ruffle agreed to pay a fine of $150,000 and was barred from advising, or being associated with a U.S. registered investment company, or with an adviser to a U.S. registered investment company for a period of one year.

In considering the selection of Open Door as the Fund’s investment adviser, the Board was advised that the Fund’s Chief Compliance Officer (“CCO”) and Counsel had conducted a review of Open Door’s compliance program and compliance capabilities, including meeting with Open Door’s compliance personnel at Open Door’s San Francisco office. The CCO noted for the Board that he considered Open Door’s engagement of an outsourced chief compliance officer to supplement its internal compliance staff. He explained that this chief compliance officer and the compliance company he is engaged by provides independent oversight of Open Door’s compliance program. He also noted that Open Door has an experienced, Mandarin speaking compliance manager that manages day-to-day compliance matters and works closely with management at Open Door as well as the chief compliance officer and that personnel of the compliance company regularly meet with the compliance manager. Lastly, the CCO noted that Open Door has engaged independent legal counsel to advise it as necessary on any compliance related matters. Based on this review, the Fund’s CCO advised the Board that Open Door’s compliance program appeared to be reasonably designed to prevent violations of the Federal securities laws, with Open Door appearing to have compliance personnel capable of implementing the program effectively.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreements. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Information About the Proposed Adviser

Open Door is a SEC-registered investment advisor founded in 2011. Open Door’s principal address is 1601 Citigroup Tower, 33 Hua Yuan Shi Qiao Road, Pudong, Shanghai PRC 200120.

Open Door currently manages six investment vehicles with collective assets of $280.2 million (as of March 10, 2017).

Principal Executive Officer and Directors of Open Door

The following table sets forth certain information concerning the principal executive officer, chief investment officer and the director of Open Door.

Name/Address	Position Held	Since	Principal Occupation or Employment
John Holland The Firs, Portsmouth Road, Esher, Surry KT10 9JH United Kingdom	Non-Executive Chairman	2011	Director

Chris Ruffle 1601 Citigroup Tower 33 Hua Yuan Shi Qiao Road Pudong, Shanghai PRC 200120	Chief Executive Officer	2011	Chief Executive Officer and Portfolio Manager of Open Door.

Ke Shifeng 1601 Citigroup Tower 33 Hua Yuan Shi Qiao Road Pudong, Shanghai PRC 200120	Chief Investment Officer	2011	Chief Investment Officer and Portfolio Manager of Open Door

The following table sets forth certain information concerning the individual who is anticipated to serve as portfolio manager for the Fund:

Name/Address	Position Held with Proposed Adviser	Since	Principal Occupation or Employment
Ke Shifeng 1601 Citigroup Tower 33 Hua Yuan Shi Qiao Road Pudong, Shanghai PRC 200120	Chief Investment Officer and Portfolio Manager	2017	Chief Investment Officer and Portfolio Manager of Open Door

Parent Company of Open Door

Open Door is owned by Open Door Capital Management, Ltd (“ODCM”). ODCM’s address is c/o Campbell Corporate Services Limited, Floor 4, Willow House, Cricket Square, P.O. Box 268, Grand Cayman KY1-1104, Cayman Islands. ODCM is 60% owned by Jam Tomorrow Ltd., of which Chris Ruffle owns 100%, and is 40% owned by Open Sesame Investments Ltd., of which Ke Shifeng owns 100%.

Required Vote

The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contract specify, among other things, the compensation payable to the adviser pursuant thereto and that such contract be approved by the holders of a majority of the investment company’s outstanding shares of common stock as defined in the 1940 Act and discussed below.

Approval of the Proposed Agreements will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at a Special Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, abstentions will have the effect of a vote against the Proposed Agreements. If this proposal is not approved by stockholders, the Fund will continue under the Current Agreements while the Board of Directors considers other steps.

Forms of the Proposed Agreements are attached as Appendix A.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AGREEMENTS BETWEEN THE FUND AND OPEN DOOR

GENERAL INFORMATION

Investment Manager

Allianz currently acts as the Investment Manager to the Fund pursuant to the Amended and Restated Investment Advisory and Management Agreement and the Amended and Restated Direct Investment Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is 1633 Broadway, 43rd Floor, New York, New York 10019.

Fund Administration

State Street Bank and Trust Company currently acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of May 2, 2017.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	15,654,418	99.60%

The shares held by Cede & Co. include the accounts set forth below. The information below is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London EC3V 0AS England	3,812,930	24.3%
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	2,407,711	15.35%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained D.F. King & Co. to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $26,000, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by June 20, 2017, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2018 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5409) not later than September 21, 2017. Any stockholder who desires to bring a proposal at the Fund’s 2018 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5049), not before December 28, 2017 and not later than January 27, 2018.

By order of the Board of Directors,

Brian F. Link

Secretary

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street

Boston, Massachusetts 02206-5409

May 3, 2017

APPENDIX A

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Investment Advisory Agreement, dated as of [                ], 2017 (New York time) (the “Agreement”) between THE CHINA FUND, INC., a Maryland corporation (the “Fund”) and Open Door Investment Management Ltd. (the “Investment Manager”), a Cayman Islands company registered as an investment adviser with the U.S. Securities and Exchange Commission.

WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

WHEREAS, the Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities of China companies (as that term is defined in the Prospectus, dated June 27, 2005 (the “Prospectus”) contained in the Fund’s Registration Statement on Form N-2 (File No. 333-124392) (the “Registration Statement”));

WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to the Fund’s assets other than those Fund assets invested in direct investments (as that term is defined below), and the Investment Manager is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Appointment of Investment Manager.

(a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

i. Other than with respect to the portion of the Fund’s assets invested in “direct investments” (assets of the Fund that are invested in securities that at the time of such investment are not listed (or approved for listing) on a securities exchange), make all investment decisions for the assets of the Fund (the “Listed Assets”) and to manage the investment and reinvestment of the Listed Assets in accordance with the investment objective and policies of the Fund set forth in the Fund’s Prospectus, and as such investment objective and policies are amended from time to time by the Fund’s Board of Directors, and subject always to the restrictions of the Fund’s Articles of Incorporation and By-Laws, as amended or restated from time to time, the provisions of the 1940 Act. Should the Board of Directors for the Fund at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. For purposes of this Agreement, notwithstanding the definition of “direct investments” above, “direct investments” shall not include (a) any investment by the Fund in an instrument, such as, but not limited to, a warrant, swap, structured note or other equity derivative, that provides the Fund with exposure to a security that is listed on a securities exchange or (b) any security owned by the Fund that is listed on a securities exchange even if that security was a direct investment at the time of its purchase by the Fund. The Investment Manager shall vote the Fund’s proxies in connection with its Listed Assets in accordance with the Fund’s proxy voting policies which may be amended from time to time by the Board, however, the Investment Manager will not be required to comply with any such amendment until 30 days after it has been communicated to the Investment Manager. The Investment Manager shall make such reports to the Board concerning such proxy voting as the Board may deem necessary or advisable. It is understood and acknowledged that no assurance has been or can be provided that the investment objective of the Fund can or will be achieved. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund’s Listed Assets and, with respect to the Fund’s Listed Assets, to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it, and in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund’s Listed Assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to seek to use its best efforts to obtain for the Fund the most favorable net results available (“best execution”). In using its best efforts to obtain for the Fund best execution, the Investment Manager shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transaction. Subject to such policies as the Fund may communicate to the Investment Manager in writing, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable. Subject to these requirements and the provision of the 1940 Act, the U.S. Securities Exchange Act of 1934 and any other applicable provisions of law, nothing shall prohibit the Investment Manager from selecting brokers or dealers with which it or the Fund is affiliated;

ii. Prepare and make available to the Fund as reasonably requested by the Board of Directors pertinent research and statistical data; and

iii. Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund.

(b) The Investment Manager accepts such appointment and agrees during the term of this Agreement to render such services, to permit one of its or its affiliate’s directors, officers or employees to serve without compensation as a director and/or officer of the Fund if elected to such positions and to assume the obligations herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(c) The Fund hereby acknowledges (and the Investment Manager hereby acknowledges the Fund has informed it) that the Fund may allocate up to 25% of the net proceeds of the Offering (as defined in the Prospectus) less up to 25% of the aggregate repurchase price of any shares of the Fund’s Common Stock repurchased by the Fund to direct investments; provided, however, that such allocation shall be subject to review and modification by the Board of Directors of the Fund (the “Direct Investment Amount”). The portion of the Direct Investment Amount as is actually invested in direct investments shall be managed by such entity as may be appointed by the Fund to manage the assets of the Fund other than the Listed Assets (the “Direct Investment Manager”) in accordance with the terms of a separate investment management and advisory services agreement entered into by and between the Fund and the Direct Investment Manager (the “Direct Investment Management Agreement”). The portion of the Direct Investment Amount as is not actually invested in direct investments shall be treated as Listed Assets to be managed by the Investment Manager pursuant to the terms of this Agreement. Whenever the Direct Investment Manager shall recommend the investment of Fund assets in a direct investment, the Fund shall instruct the Investment Manager in writing as to the amount of Fund assets sought to be invested in such direct investment, and the Investment Manager shall, within ten business days thereafter (or such other period of time as the Fund may direct in writing, but such period may not be less than 10 business days), liquidate sufficient portfolio securities to realize such amount and make the net proceeds thereof available for investment in such direct investment. Upon the sale of a direct investment, the Direct Investment Manager shall make the net proceeds thereof available as soon as reasonably practicable for investment pursuant to this Agreement by the Investment Manager.

(d) The Fund hereby agrees that the Investment Manager shall be entitled to delegate all or any of its functions, powers, discretions, duties and obligations, to any person or persons, and any such delegation may be on such terms and conditions as the Investment Manager thinks fit provided that any such delegation shall not relieve the Investment Manager of its obligations under this Agreement; provided, however, that no delegation of investment management powers and functions may occur unless approved in advance by the Board of Directors of the Fund and, if required by the 1940 Act, by the Fund’s stockholders; and provided further that no delegation of any other powers or functions may occur unless the Investment Manager has given the Board of Directors of the Fund at least 30 days prior notice of such delegation.

2. Compensation. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Investment Manager, a fee in accordance with the schedule set forth as Exhibit A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

3. Investment in Fund Stock. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund.

4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Investment Manager or any of its affiliates from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Chinese equity securities, so long as the Investment Manager’s services to the Fund pursuant to this Agreement are not materially impaired thereby. The Investment Manager is not obligated to purchase or sell for the Fund any security which the Investment Manager or its affiliates may purchase or sell for their own accounts or other clients.

5. Standard of Care; Indemnification. The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager. In no event will the Investment Manager have any responsibility for any portion of the Fund other than the Listed Assets or for the acts or omissions of the Direct Investment Manager or any other adviser of the Fund. In particular, the Investment Manager shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction or instruction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), if the Fund’s holding of the Listed Assets is such that the Listed Assets would not be in such violation or if the Fund would not fail to qualify if the Listed Assets were deemed a separate series of the Fund or a separate “regulated investment company” under the Code.

The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an “Indemnified Party”), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or negligence in the performance of such Indemnified Party’s duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party’s obligations and duties under this Agreement.

6. Allocation of Charges and Expenses.

(a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such officer of the Fund and any fees and expenses of such Directors of the Fund who, as contemplated by Section 1(b) hereof, is a director, officer or employee of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of any Director and/or officer of the Fund who is a director, officer or employee of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

(b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: fees of the Direct Investment Manager; legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings.

7. Potential Conflicts of Interest

(a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

(b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities will be made for the Fund and such other clients in accordance with the Investment Manager’s trade allocation procedures, as may be amended from time to time, provided that the Board of Directors of the Fund receives at least ten days advance notice of any such amendment.

8. Duration and Termination.

(a) This Agreement shall be effective for a period of two years from the date of this Investment Advisory and Management Agreement and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a majority of the members of the Fund’s Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) separately by the Fund’s Board of Directors (all Directors voting) or by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement may nevertheless be terminated at any time, without payment of penalty, by the Investment Manager or by the Fund acting pursuant to a vote of its Board of Directors or by vote of a majority of the Fund’s outstanding securities upon sixty (60) days’ written notice. This Agreement shall automatically be terminated in the event of its assignment.

(c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Investment Manager’s right of indemnification under Section 5. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

9. Amendment. This Agreement may be amended by mutual agreement and, if required by the 1940 Act or other applicable law, only after the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

11. Notices. Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days’ notice to the other specified another address) be made or delivered to that other person at the following relevant address:

If to the Investment Manager:

Open Door Investment Management Ltd.

1601 Citigroup Tower

33 Hua Yuan Shi Qiao Road

Pudong Shanghai

CHINA 200120

Telephone No.: (86)(21)6107800

Facsimile No.: (86)(21)6107801

With a copy to:

Open Door Investment Management Ltd.

2 Embarcadero Center, Suite 488

San Francisco, CA 94111

Telephone No.: 415-766-5888

Facsimile No.: 415-766-5897

If to the Fund:

The China Fund, Inc.

c/o State Street Bank and Trust Company

ONE LINCOLN STREET

P.O. BOX 5049

Boston, MA 02206-5409

Attention: Brian Link

Telephone No.: 617-662-1504

Facsimile No.: 617-662-3 805

With copies to:

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Attention; Leonard Mackey, Esq.

Telephone No.: 212-878-8000

Facsimile No.: 212-878-8375

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail within two days if the letter is sent by prepaid airmail, and shall if made by telex be deemed to have been received when acknowledged by the addressee’s correct answer back code, and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by telex or facsimile was posted that same days as the notice was served by electronic means.

12. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject non-exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits non-exclusively to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in the Agreement.

13. Representations and Warranties of the Investment Manager. The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, has received the registration or license required for its Shanghai office as an investment consulting firm and that it will use its reasonable efforts to maintain effective such registration or license during the term of this Agreement.

14. Representation and Warranty of the Fund. The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

15. Provision of Certain Information by the Fund. The Fund shall furnish the Investment Manager with copies of the Fund’s Articles of Incorporation, By-laws and Registration Statement on Form N-2, as amended or restated from time to time, any press releases made by the Fund and any reports made by the Fund to its shareholders, as soon as practicable after such documents become available. The Investment Manager shall not be bound by the terms of these documents until delivered to the Investment Manager in accordance with Section 12 herein. The Fund shall furnish the Investment Manager with any further documents, materials or information that the Investment Manager may reasonably request to enable it to perform its duties pursuant to this Agreement.

16. Severability. If any provision of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of the remaining portions of this Agreement.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. Captions. The captions in this Agreement are included for convenience of reference only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

THE CHINA FUND, INC.

By:
Name:
Title:

OPEN DOOR INVESTMENT MANAGEMENT LTD.

By:
Name:
Title:

EXHIBIT A

The Investment Manager shall receive a fee for its services under the Agreement, computed weekly and payable monthly, at the annual rates as set forth below:

0.70% of the first $315,000,000 of the Fund’s average weekly net assets consisting of Listed Assets; and

0.50% of the Fund’s average weekly net assets for all Listed Assets in excess of $315,000,000.

The net asset value of the Listed Assets shall be determined in the manner provided in the Fund’s Registration Statement on Form N-2.

APPENDIX B

FORM OF DIRECT INVESTMENT MANAGEMENT AGREEMENT

Direct Investment Management Agreement, dated as of [                ], 2017 (New York time) (the “Agreement”) between THE CHINA FUND, INC., a Maryland corporation (the “Fund”) and Open Door Investment Management Ltd (the “Investment Manager”), a Cayman Islands company registered as an investment adviser with the U.S. Securities and Exchange Commission.

WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

WHEREAS, the Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities of China companies (as that term is defined in the Prospectus, dated June 27, 2005 (the “Prospectus”) contained in the Fund’s Registration Statement on Form N-2 (File No. 333-124392) (the “Registration Statement”));

WHEREAS, the Fund and the Investment Manager are parties to an Investment Advisory and Management Agreement dated as of [                ], 2017 (New York time) (the “Listed Agreement”) relating to management of the Fund’s investments in listed securities;

WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to investment of certain of the Fund’s assets in direct investments (as that term is defined below), and the Investment Manager is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Appointment of Investment Manager of Direct Investments.

(a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

i. manage the investment of assets of the Fund that are invested in securities that at the time of such investment are not listed (or approved for listing) on a securities exchange (“direct investments”), in each case in accordance with the investment objective and policies of the Fund set forth in the Fund’s Prospectus, and as such investment objective and policies are amended from time to time by the Fund’s Board of Directors, and subject always to the restrictions of the Fund’s Articles of Incorporation and By-Laws, as amended or restated from time to time, and the provisions of the 1940 Act. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. For purposes of this Agreement, notwithstanding the definition of “direct investments” above, “direct investments” shall not include (a) any investment by the Fund in an instrument, such as, but not limited to, a warrant, swap, structured note or other equity derivative, that provides the Fund with exposure to a security that is listed on a securities exchange or (b) any security owned by the Fund that is listed on a securities exchange even if that security was a direct investment at the time of its purchase by the Fund. The Investment Manager shall vote the Fund’s proxies in connection with the direct investments, in accordance with the Fund’s proxy voting policies which may be amended from time to time by the Board, however, the Investment Manager will not be required to comply with any such amendment until 30 days after it has been communicated to the Investment Manager. The Investment Manager shall make such reports to the Board concerning such proxy voting as the Board may deem necessary or advisable. It is understood and acknowledged that no assurance has been or can be provided that the investment objective of the Fund can or will be achieved. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the direct investments and to monitor the execution of transactions and the settlement and clearance of the Fund’s securities transactions in direct investments. By and in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the direct investments as to deliveries of securities and payments of cash for the account of the Fund;

ii. Identify regulatory and other governmental requirements (or amendments thereto) that become applicable to the Fund after the date of this Agreement in connection with the direct investment program, but only as far as its duties as a professional investment manager so require;

iii. Provide information regarding corporate actions, repatriation restrictions, currency restrictions and other matters of which the Investment Manager is aware as may be reasonably requested by the Fund; and

iv. Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund.

(b) The Investment Manager accepts such appointment and agrees during the term of this Agreement to render such services, to permit one of its of its affiliate’s directors, officers or employees to serve without compensation as a director and/or officer of the Fund if elected to such positions and to assume the obligations herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(c) The Fund hereby acknowledges (and the Investment Manager hereby acknowledges the Fund has informed it) that the Fund may allocate up to 25% of the net proceeds of its offerings of its Common Stock less up to 25% of the aggregate repurchase price of any shares of the Fund’s Common Stock repurchased by the Fund to direct investments; provided, however, that such allocation shall be subject to review and modification by the Board of Directors of the Fund (the “Direct Investment Amount”). The portion of the Direct Investment Amount as is invested in direct investments shall be managed by the Investment Manager and such other entity, if any, as may be appointed by the Fund to manage the assets of the Fund invested in direct investments. The portion of the Direct Investment Amount as is not invested in direct investments shall be managed by the Investment Manager pursuant to the terms of the Listed Agreement. Upon the sale of a direct investment, the Investment Manager shall make the net proceeds thereof available as soon as reasonably practicable for investment pursuant to the Listed Agreement.

(d) The Fund hereby agrees that the Investment Manager shall be entitled to delegate all or any of its functions, powers, discretions, duties and obligations, to any person or persons, and any such delegation may be on such terms and conditions as the Investment Manager thinks fit provided that any such delegation shall not relieve the Investment Manager of its obligations under this Agreement; provided, however, that no delegation of investment management powers and functions may occur unless approved in advance by the Board of Directors of the Fund and, if required by the 1940 Act, by the Fund’s stockholders; and provided further that no delegation of any other powers or functions may occur unless the Investment Manager has given the Board of Directors of the Fund at least 30 days prior notice of such delegation.

2. Compensation. For the services and facilities described in Section 2, the Fund agrees to pay in United States dollars to the Investment Manager, a fee in accordance with the schedule set forth as Exhibit A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

3. Investment in Fund Stock. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund.

4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Investment Manager or any of its affiliates from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Chinese equity securities, so long as the Investment Manager’s services to the Fund pursuant to this Agreement are not materially impaired thereby. The Investment Manager is not obligated to purchase or sell for the Fund any security which the Investment Manager or its affiliates may purchase or sell for their own accounts or other clients.

5. Standard of Care; Indemnification. The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager. In no event will the Investment Manager have any responsibility under this Agreement for any portion of the Fund other than the Investment Manager’s Direct Investments or for the acts or omissions of any other manager of direct investments for the Fund or any other adviser of the Fund. In particular, the Investment Manager shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction or instruction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), if the Fund’s holding of the direct investments is such that the direct investments would not be in such violation or if the Fund would not fail to qualify if the direct investments were deemed a separate series of the Fund or a separate “regulated investment company” under the Code.

The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an “Indemnified Party”), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or negligence in the performance of such Indemnified Party’s duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party’s obligations and duties under this Agreement.

6. Allocation of Charges and Expenses.

(a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such officer of the Fund and any fees and expenses of such Director of the Fund who, as contemplated by Section 1(b) hereof is a director, officer or employee of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of any Director and/or officer of the Fund who is a director, officer or employee of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

(b) In addition to the fee of the Investment Manager under this Agreement, the Fund shall assume and pay the following expenses: fees of the Investment Manager under the Listed Agreement; fees of any manager of the

Fund’s direct investments other than the Investment Manager; legal fees and expenses of counsel to the Fund, including special legal counsel retained with respect to direct investments; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other third-party costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings.

7. Potential Conflicts of Interest

(a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

(b) If the Investment Manager considers the sale of direct investments for the Fund and/or other advisory clients of the Investment Manager, transactions in such direct investments will be made for the Fund and/or such other clients in accordance with the Investment Manager’s allocation procedures for direct investments, as may be amended from time to time provided that the Board of Directors of the Fund receives at least ten days advance notice of such amendment.

8. Duration and Termination.

(a) This Agreement shall be effective for a period of two years from the date of this Direct Investment Management Agreement and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a majority of the members of the Fund’s Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) separately by the Fund’s Board of Directors (all Directors voting) or by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement may nevertheless be terminated at any time, without payment of penalty, by the Investment Manager or by the Fund acting pursuant to a vote of its Board of Directors or by vote of a majority of the Fund’s outstanding securities upon sixty (60) days’ written notice. This Agreement shall automatically be terminated in the event of its assignment.

(c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Investment Manager’s right of indemnification under Section 5. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

9. Amendment. This Agreement may be amended by mutual agreement, provided, that, if required by the 40 Act, any such amendment shall only become effective after the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

11. Notices. Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days’ notice to the other specified another address) be made or delivered to that other person at the following relevant address:

If to the Investment Manager:

Open Door Investment Management Ltd.

1601 Citigroup Tower

33 Hua Yuan Shi Qiao Road

Pudong Shanghai

CHINA 200120

Telephone No.: (86)(21)6107800

Facsimile No.: (86)(21)6107801

With a copy to:

Open Door Investment Management Ltd.

2 Embarcadero Center, Suite 488

San Francisco, CA 94111

Telephone No.: 415-766-5888

Facsimile No.: 415-766-5897

If to the Fund:

The China Fund, Inc.

c/o State Street Bank and Trust Company

ONE LINCOLN STREET

P.O. BOX 5049

BOSTON, MA 02206-5049

Attention: Brian Link

Telephone No.: 617-662-1504

Facsimile No.: 617-662-3732

With copies to:

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Attention: Leonard Mackey, Esq.

Telephone No.: 212-878-8000

Facsimile No.: 212-878-8375

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail within two days if the letter is sent by prepaid airmail, and shall if made by e-mail be deemed to have been received upon production of a read receipt, and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by facsimile was posted that same days as the notice was served by electronic means.

12. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject non-exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits non-exclusively to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in the Agreement.

13. Representation and Warranty of the Investment Manager. The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, has received the registration or license required for its Shanghai office as an investment consulting firm and that it will use its reasonable efforts to maintain effective such registration or license during the term of this Agreement.

14. Representation and Warranty of the Fund. The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

15. Provision of Certain Information by the Fund. The Fund shall furnish the Investment Manager with copies of the Fund’s Articles of Incorporation, By-laws and Registration Statement on Form N-2, as amended or restated from time to time, any press releases made by the Fund and any reports made by the Fund to its stockholders, as soon as practicable after such documents become available. The Investment Manager shall not be bound by the terms of these documents until delivered to the Investment Manager in accordance with Section 12 herein. The Fund shall furnish the Investment Manager with any further documents, materials or information that the Investment Manager may reasonably request to enable it to perform its duties pursuant to this Agreement.

16. Severability. If any provision of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of the remaining portions of this Agreement.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. Captions. The captions in this Agreement are included for convenience of reference only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

THE CHINA FUND, INC.

By:
Name:
Title:

OPEN DOOR INVESTMENT MANAGEMENT LTD.

By:
Name:
Title:

EXHIBIT A

The Investment Manager shall receive a fee for its services under the Agreement, computed weekly and payable monthly, at the annual rate of 1.50% of the average weekly value of the Fund’s assets invested in the direct investments.

The net asset value of Investment Manager’s Direct Investments shall be determined in the manner provided in the Fund’s Prospectus.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

THE CHINA FUND, INC.

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2017

The undersigned holder of shares of THE CHINA FUND, INC., revoking prior proxies, hereby appoints Monique Labbe and Brian Link, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at a Special Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) at 9:00 AM, Eastern Time, on Tuesday, June 20, 2017, at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free

(800) 290-6433. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20, 2017:

The proxy statement is available online at: https://www.proxyonline.com/docs/TheChinaFund2017.pdf

THE CHINA FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Directors of the Fund. The Proposal has been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE PROPOSED AGREEMENTS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSAL		FOR	AGAINST	ABSTAIN
1	To approve the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement (the “Proposed Agreements”) between the Fund and Open Door Investment Management Ltd.; and

2	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING